SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:
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[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

COMPREHENSIVE CARE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMPREHENSIVE CARE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, JANUARY 23, 2004

To the Stockholders of Comprehensive Care Corporation:

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Comprehensive Care Corporation (the “Company”) will be held at the principal executive offices of the Company, located at 200 South Hoover Boulevard, Suite 200, Tampa, Florida 33609 on Friday, January 23, 2004 at 9:00 a.m. Eastern Standard Time, and any adjournments or postponements thereof for the following purposes:

1.	To elect one (1) Class I director to serve until the year 2006 Annual Meeting of Stockholders and until her successor is elected and qualified; and

2.	To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on December 12, 2003 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the principal offices of the Company.

By Order of the Board of Directors,

/s/ Cathy J. Welch
Cathy J. Welch
Secretary

December 19, 2003

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF A FOLLOW-UP MAILING.

COMPREHENSIVE CARE CORPORATION
200 South Hoover Boulevard, Suite 200
TAMPA, FLORIDA 33609
(813) 288-4808

PROXY STATEMENT
FOR
Annual Meeting of Shareholders
To Be Held on January 23, 2004

     The Board of Directors of Comprehensive Care Corporation (the “Company”) solicits your proxy for use at the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, January 23, 2004 at 9:00 a.m., Eastern Standard Time, at the principal executive offices of the Company located at 200 South Hoover Boulevard, Suite 200, Tampa, Florida 33609 and any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed on or about December 19, 2003. Following this mailing, certain officers and employees of the Company may solicit proxies by mail, telephone, telecopy, or in person, without additional compensation. Upon request, the Company will reimburse brokers, and other persons holding shares for others, for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of such shares. The Company will pay all solicitation costs, if any.

     The shares held by each person giving a proxy in the accompanying form will be voted at the meeting in accordance with any instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the election as a Class I director of the nominee specified herein. A proxy may be revoked by the person giving it any time before its exercise by sending a written notice of such revocation or a later-dated proxy to the Secretary of the Company at the above address or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

     Only stockholders of record at the close of business on December 12, 2003 are entitled to notice of, and to vote at, the Annual Meeting. As of that date, 4,643,049 shares of common stock, $.01 par value per share (“Common Stock”), were outstanding and held of record by stockholders. Stockholders are entitled to one, non-cumulative vote for each share of Common Stock held.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the shares of Common Stock entitled to vote in person or by proxy, with one vote counted for each share of Common Stock held. The Common Stock does not vote on a cumulative basis. Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Abstentions will therefore have the effect of negative votes with respect to any matter presented at the Annual Meeting, while broker non-votes will have no effect on any matter presented. If authority to vote for the nominee is withheld on a proxy card, no vote will be cast with respect to the shares represented thereby and the outcome of the election will not be affected.

     The 2003 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended May 31, 2003, accompanies this Proxy Statement.

SECURITY OWNERSHIP

     The following table sets forth, as of the December 12, 2003 record date, information concerning the beneficial ownership of Common Stock by each director of the Company, the executive officers named in the Summary Compensation Table included elsewhere herein, and all directors and executive officers as a group.

	Shares Beneficially		Percent of Common
Name of Beneficial Owner	Owned		Stock Outstanding

Mary Jane Johnson	277,500	(1)	5.7%
Robert J. Landis	333,125	(2)	6.7%
Thomas Clay	47,500	(3)	1.0%
Paul R. McCarthy	35,001	(4)	*
Howard A. Savin	29,166	(5)	*
Eugene L. Froelich	10,833	(6)	*
All executive officers and directors as a group (8 persons)	803,125		16.5%

                            *Less than 1%.

(1)	Includes 20,000 shares of common stock held directly and 257,500 shares subject to options that are presently exercisable. Excludes 12,500 options that are not presently exercisable.

(2)	Includes 30,000 shares of common stock held directly and 303,125 shares subject to options that are presently exercisable. Excludes 12,500 options that are not presently exercisable.

(3)	Includes 5,000 shares of common stock held directly and 42,500 shares subject to options that are presently exercisable. Excludes 15,000 options that are not presently exercisable.

(4)	Includes 20,001 shares of common stock held directly and 15,000 shares subject to options that are presently exercisable. Excludes 15,000 options that are not presently exercisable.

(5)	Includes 29,166 options that are presently exercisable. Excludes 7,500 options that are not presently exercisable.

(6)	Includes 10,833 options that are presently exercisable. Excludes 10,000 options that are not presently exercisable.

     The following table sets forth, as of the December 12, 2003 record date, the name, address, stock ownership and voting power of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. According to rules adopted by the Securities and Exchange Commission, a person is the “beneficial owner” of securities if he or she has, or shares, the power to vote such securities or to direct their investment. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to shares beneficially owned.

Name And Address of Beneficial	Shares of Stock
Owner	Beneficially Owned	Percent of Class

Harry Ross
3622 Reeves Road, Ojai, CA 93023	720,000	15.5%

PROPOSAL – ELECTION OF ONE CLASS I DIRECTOR

     The Board of Directors is comprised of three classes of directors with staggered three-year terms. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for such class expires. Mary Jane Johnson is a Class I director whose term expires at the 2003 Annual Meeting. Robert J. Landis is a Class III director whose term expires at the 2004 Annual Meeting. Howard A. Savin and Eugene L. Froelich are Class II directors whose terms expire at the 2005 Annual Meeting. Ms. Johnson and Mr. Landis are employees of the Company and, therefore, do not receive any compensation for serving on the Board of Directors of the Company. Further, Dr. Savin and Mr. Froelich have agreed to serve on the Board of Directors without receiving any cash compensation for their services, but will receive options for Board services in accordance with the Company’s Non-employee Director Plan.

It is the intention of the persons named as proxies to vote their proxies FOR the election of Mary Jane Johnson as a Class I Director. Ms. Johnson has consented to continue to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE NOMINEE LISTED BELOW.

CLASS I: NOMINEE FOR A THREE-YEAR TERM EXPIRING AT THE YEAR 2006
ANNUAL MEETING OF STOCKHOLDERS

Mary Jane Johnson RN, MBA, (age 53)

     Ms. Johnson has served as President and Chief Executive Officer since January 2000. Ms. Johnson was initially elected a Class I director in April 1999 and was reelected at the 2000 Annual Meeting, with her current term expiring at the 2003 Annual Meeting. Since joining the Company in August 1996, Ms. Johnson has also served as Chief Operating Officer of Comprehensive Care Corporation, an appointment that was effective July 1999, and as Chief Executive Officer for the Company’s principal subsidiary, Comprehensive Behavioral Care, Inc., since August 1998. Ms. Johnson served as Executive Director for Merit Behavioral Care from 1993 to 1996. Ms. Johnson, a Registered Professional Nurse, has a Bachelors Degree in Nursing from the State University of New York and a Masters Degree in Business Administration from Adelphi University.

FOLLOWING ARE THE INCUMBENT DIRECTORS WHOSE TERMS
ARE NOT EXPIRING AT THE 2003 ANNUAL MEETING

Robert J. Landis, CPA, MBA (age 44)

     Mr. Landis has served as Chairman of the Board of Directors since January 2000 and as Chief Financial Officer and Treasurer since July 1998. Mr. Landis was initially elected a Class III director in April 1999 and was reelected at the 2001 Annual Meeting, with his current term expiring at the 2004 Annual Meeting. Mr. Landis served as Treasurer of Maxicare Health Plans, Inc., a health maintenance organization, from November 1988 to July 1998. Mr. Landis also serves on the Board of Directors and on the audit committee of Global Axcess Corporation, a company that owns and operates automatic teller machines, whose common stock is publicly traded on the Over The Counter Bulletin Board. Mr. Landis, a Certified Public Accountant, received a Bachelors Degree in Business Administration from the University of Southern California and a Masters Degree in Business Administration from California State University at Northridge.

Howard A. Savin, Ph.D. (age 57)

     In June 2002, Dr. Savin was elected by the Board as a Class II director to fill the then existing vacancy. Thereafter, Dr. Savin was elected a Class II director at the 2002 Annual Meeting, with his current term expiring at the 2005 Annual Meeting. Additionally, Dr. Savin is the Chairman of the Company’s Compensation and Stock Option Committee and he serves on the Company’s Audit Committee. Dr. Savin is currently Senior Vice President of Clinical Affairs at the Devereux Foundation, an organization engaged in providing high-quality human services to children, adults, and families with special needs that derive from behavioral, psychological, intellectual or neurological impairments. Dr. Savin has served the Devereux Foundation in this capacity since July 1995. From November 1993 to December 1994, Dr. Savin served as Vice President of Medco Behavioral Care Corp., which later became Merit Behavioral Health and Magellan. Dr. Savin holds a Masters Degree in Psychology from the University of Bridgeport and a Ph.D. from the University of Georgia.

Eugene L. Froelich, CPA (age 61)

     In January 2003, Mr. Froelich was elected by the Board as a Class II director to fill the then existing vacancy until the expiration date of the term for this director seat, which is currently the 2005 Annual Meeting. Additionally, Mr. Froelich is the Chairman of the Company’s Audit Committee and he is the Audit Committee Financial Expert as that term is defined under General Rules and Regulations under the Securities Exchange Act of 1934, as amended. He also serves on the Company’s Compensation and Stock Option Committee. Mr. Froelich has more than 30 years of financial experience and has served as an executive to several publicly held healthcare, entertainment, and high tech corporations and is currently working as a consultant in these industries. From April 2001 to October 2001, Mr. Froelich served as Chief Financial Officer of Futurelink Corp., a publicly traded company, engaged in the technology information sector. Futurelink Corp. had filed for protection under Chapter 11 of the federal bankruptcy code in August 2001 and, following such filing, Mr. Froelich voluntarily resigned his position with Futurelink Corp. From July 2000 to April 2001, Mr. Froelich was Chief Financial Officer of Wizshop.com, a private company, engaged in the Internet retail business. From 1998 to 2000, Mr. Froelich acted as an independent consultant and advisor to various corporations. During the period from 1989 to 1998, Mr. Froelich was Chief Financial Officer and Executive Vice President of Maxicare Health Plans, Inc. (“Maxicare”), a publicly traded corporation operating under Chapter 11 of the federal bankruptcy code at the time Mr. Froelich joined Maxicare in 1989.

CORPORATE GOVERNANCE

     Corporate governance is typically defined as the system that allocates duties and authority among a company’s stockholders, board of directors and management. The stockholders elect the board and vote on extraordinary matters; the board is the company’s governing body, responsible for hiring, overseeing and evaluating management, particularly the Chief Executive Officer (CEO); and management runs the company’s day-to-day operations. Our certificate of incorporation provides for a staggered board of five directors separated into three classes. Our Board of Directors currently consists of four directors. The Company is in an ongoing process to try to fill the one remaining vacancy. The current Board members include two independent directors. The primary responsibilities of the Board of Directors are oversight, counseling and direction to the Company’s management in the long-term interests of the Company and its stockholders. The Board’s detailed responsibilities include: (a) selecting, regularly evaluating the performance of, and approving the compensation of the Chief Executive Officer and other senior executives; (b) reviewing and, where appropriate, approving the Company’s major financial objectives, strategic and operating plans and actions; (c) overseeing the conduct of the Company’s business to evaluate whether the business is being properly managed; and (d) overseeing the processes for maintaining the Company’s integrity with regard to its financial statements and other public disclosures and compliance with law and ethics. The Board of Directors has delegated to the Chief Executive Officer, working with the Company’s other executive officers, the authority and responsibility for managing the Company’s business in a manner consistent with the Company’s standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.

     The Company has adopted a Code of Ethics, which is available on the Company’s website. The Company has also established standing audit and compensation committees and audit procedures for the anonymous submission by employees to the Audit Committee of complaints regarding accounting, internal controls, or auditing matters.

BOARD MEETINGS AND DIRECTORS’ COMPENSATION

     During the fiscal year ended May 31, 2003, the Board of Directors of the Company held ten meetings in person or by telephone. In addition, the Board of Directors took actions by written consent on two occasions. Each director attended more than 75% of the total of all meetings of the Board and the committees on which he or she served during Fiscal 2003. Further, as the Company requires all directors to attend each Annual Meeting of

Stockholders, the 2002 Annual Meeting was attended by 100% of the then current directors.

     Board of Director members that are also officers or employees of the Company receive no compensation for serving as directors. No cash compensation was paid to any Board member during Fiscal 2003. Non-employee Board members were compensated with stock options in accordance with the Company’s Non-employee Directors’ Stock Option Plan (“Director Plan”). Under such plan, each non-employee director is automatically granted an option to purchase 10,000 shares upon joining the Board (the “Initial Grant”) and options to purchase 5,000 shares on each anniversary of the initial date of service or date of approval, as the case may be (the “Annual Grant”). In addition to the Initial Grant and the Annual Grant, the Director Plan provides that there shall be granted and awarded one or more options contemporaneous with each Annual Grant, as follows: (i) options to purchase 3,333 shares of Common Stock to the individual occupying the position of Vice Chairman of the Board, (ii) options to purchase 8,333 shares of Common Stock to each chairman of each committee of the Board, and (iii) options to purchase 2,500 shares of Common Stock to each non-employee director who serves on a committee of the Board (other than the chairman of the committee).

     A total of 57,499 options were granted under the Director Plan during Fiscal 2003 to the following non-employee directors:

Director	Options Granted

Dr. Savin	36,666
Mr. Froelich	20,833

Total	57,499

     The exercise price of the options is one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. Options are exercisable to the extent vested, which occurs at specified intervals and anniversary dates over time (see “Non-Employee Director Plan” under the caption “Stock Option Plans” below).

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Company has established a shareholder website (www.compcare-shareholders.com), which may be used by shareholders to communicate with members of the Company’s Board of Directors. Any shareholder may contact the Chairman, Mr. Landis, or another member of the Board by completing the “Contact Us and News Alert Signup” information under the “Contact Us” tab. All communications are initially screened by the Board Chairman for the purpose of determining the appropriate party to receive the communication.

BOARD COMMITTEES

Audit Committee

     With the appointment of Directors Savin and Froelich during Fiscal 2003, the Company formed an Independent Audit Committee. The Audit Committee held four meetings during the most recent fiscal year. The Board has designated Mr. Froelich as Chairman of the Committee as well as its Audit Committee Financial Expert. Mr. Froelich is a certified public accountant who has more than 30 years of financial experience and has prepared and audited financial statements applying generally accepted accounting principles that present issues comparable to the issues raised by the Company’s financial statements. Additionally, Mr. Froelich has experience with internal controls and an understanding of audit committee functions.

Compensation and Stock Option Committee

     The Company’s Compensation and Stock Option Committee (“Committee”) members are Howard A. Savin, Chairman of the Committee, and Eugene L. Froelich. The Committee held one meeting during the most recent fiscal year. In addition, the Committee took actions by written consent on three occasions. The responsibilities of the Committee are to recommend remuneration arrangements for senior management, advise the Board as to senior management succession planning, and to review and approve senior management performance goals as well as conduct performance evaluations against such goals. Additionally, the Committee oversees the Company’s employee stock option plans and it is responsible for determining any stock option grants to be made to the Company’s senior management, employees, or consultants. Further information regarding compensation is found in the following sections.

Nominating Committee

     During its meetings, the Board of Directors performs the functions normally associated with a Nominating Committee and, as such, the Company does not have or require a separate nominating committee nor does the Company pay any third party a fee to assist in the process of identifying and evaluating Board candidates. Such functions are performed by Ms. Johnson, Mr. Froelich, Mr. Landis and Dr. Savin who focus primarily on the recruitment of independent directors having significant industry-related experience, which is the minimum qualification required by the Board of Directors for any person to be considered a viable candidate. Ms. Johnson and Mr. Landis are not independent directors and the Company’s Board of Directors does not currently have a majority of independent directors. Director nominees will be determined by the independent directors based upon a number of criteria, including the business of the Company, the nominee’s knowledge and expertise in the healthcare industry or other comparable business experience, the nominee’s qualities and background, and the Board’s composition as well as its current and future needs. The Company has not received nominations from or rejected candidates put forward by any security holder or groups of security holders during Fiscal 2003. Please see “Procedure for Submitting Stockholder Proposals” at the end of this document for instructions on submitting nominees.

REPORT OF THE AUDIT COMMITTEE

     The primary responsibilities of the Audit Committee are to oversee the integrity of the Company’s financial statements, the appointment, compensation and performance of the independent auditors, and the evaluation of complaints from employees regarding accounting and auditing matters. In April 2003, in accordance with Section 301 of the Sarbanes-Oxley Act of 2002, the Audit Committee adopted a ‘whistleblower’ policy, providing for the anonymous submission by employees to the Audit Committee of complaints regarding accounting, internal controls, or auditing matters. The Audit Committee is responsible for the receipt, treatment and retention of such filed complaints.

     While not listed on the American Stock Exchange (“AMEX”), the Company has used the AMEX definition of “independence” for the purpose of determining the independence of its Audit Committee members. Directors Froelich and Savin are “independent” as that term is defined in Section 121A of the AMEX listing standards, which defines an independent director, generally, as one who is not employed by the Company, receives no compensation other than as a director, is not related to a Company officer, and is not an officer or owner of a business having transactions with the Company.

     The Board of Directors has adopted a written charter for the Audit Committee, which is filed herewith as Appendix A.

     The Audit Committee held four meetings during Fiscal 2003. It additionally held a meeting in August 2003 during which it reviewed and discussed the Company’s Fiscal 2003 audited financial statements with Company’s management, discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with such independent accountants the independent accountants’ independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America. Based on such reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2003 for filing with the Securities and Exchange Commission.

Eugene L. Froelich, CPA, Chairman Howard A. Savin, Ph.D.

REPORT REGARDING COMPENSATION OF
EXECUTIVE OFFICERS OF
COMPREHENSIVE CARE CORPORATION

     In June 2002, the election of Howard Savin as an independent director enabled the Company to re-establish a Compensation and Stock Option Committee (“Committee”). Dr. Savin, as Chairman of the Committee, was joined in January of 2003 by newly appointed Director Eugene Froelich. Prior to June 2002, and at any time during the absence of independent directors to comprise a compensation committee, the Board of Directors fulfilled such responsibilities. The newly formed Committee continues to adhere to the same philosophies and goals regarding executive compensation that have guided previous compensation committees and the Board of Directors. These philosophies and key components of executive compensation are discussed below.

OVERVIEW AND PHILOSOPHY

     The Compensation and Stock Option Committee’s policies are designed to enable the Company to attract and retain outstanding executives in the healthcare industry to assist the Company in meeting its long-range objectives, thereby serving the interests of the Company’s stockholders. The Committee’s compensation philosophy is to provide rewards that (1) are linked to both Company performance and individual performance, (2) align employee interests with shareholder interests, (3) are sufficient to attract and retain high-quality employees, and (4) provide a mix of cash and potential stock ownership tied to long-term as well as immediate business strategy.

     The current employment agreements of Ms. Johnson and Mr. Landis were approved by the current Compensation and Stock Option Committee, which is comprised solely of independent directors. The current employment agreements of all other executive officers of the Company and the Company’s principal operating subsidiary, Comprehensive Behavioral Care, Inc., were approved by the Board of Directors.

EXECUTIVE OFFICER COMPENSATION

     The following key principles guide the Compensation and Stock Option Committee in structuring compensation targets and packages of executive officers and key management:

·	Total annual compensation will include salary as the core compensation plus options to purchase shares of the Company’s Common Stock, the value of which is a function of the market price, which is an extension of stockholder interests.

·	Management development - support of compensation opportunity structures to attract and retain individuals who can maximize the creation of stockholder value, and motivate employees to attain Company and individual objectives.

·	Recognition of individual contributions as well as overall Company results toward identified business results.

·	Competitive position of both base salary and total compensation within the healthcare industry.

COMPONENTS OF EXECUTIVE COMPENSATION

     The components of executive compensation for each of the Company’s four named executive officers included a base salary, provision for an annual incentive bonus, and provisions for the award of stock options. Ms. Johnson and Mr. Landis each have employment agreements, which were approved by the current Compensation and Stock Option Committee, which took into account the skills, knowledge and experience that each of the executive officers brought to their positions. The base salary of each executive officer is intended to be maintained at slightly above the median range of salary for similar positions at public companies that are in the same line of business as the Company and which are of similar size. Under the terms of their current employment contracts, dated February 7, 2003, Ms. Johnson’s base salary is currently set at $205,000 per annum and Mr. Landis is to receive $185,000 per annum although each is currently receiving a base salary of $175,000 per annum. Base salaries for Mr. Clay and Dr. McCarthy were each set by the Board of Directors at $120,000 per annum.

     Each of the Company’s executive officers is eligible to receive an annual performance based incentive bonus or other such bonus or additional compensation as may be determined from time to time by the Compensation and Stock Option Committee. There were no cash amounts paid during Fiscal 2002 or Fiscal 2003 in connection with any annual performance bonus as provided for in the Company’s employment agreements with its executive officers. During Fiscal 2003, Dr. McCarthy was awarded a restricted stock grants totaling 20,001 shares in lieu of any cash-signing bonus, which was included in Fiscal 2003 executive compensation.

     The current employment agreement of each executive officer provides for the award of stock options. In the case of Ms. Johnson and Mr. Landis, the Compensation and Stock Option Committee determined that each is to receive an annual grant of options to purchase 25,000 shares of stock. Additionally, the Compensation and Stock Option Committee reserves the right to increase the Annual Stock Options award based on exceptional performance by the Executive. In the case of Mr. Clay and Dr. McCarthy, each is eligible for participation in periodic grants of stock options as determined by the Compensation and Stock Option Committee at its discretion. During Fiscal 2003, Ms. Johnson and Mr. Landis received grants for a total of 50,000 stock options each while Mr. Clay and Dr. McCarthy were granted a total of 20,000 stock options each.

     As part of their prior employment agreements and subsequent to the resignations in Fiscal 1999 of the former non-employee Directors, and in an effort to retain the management team for the benefit of the Company and its stockholders, the Board awarded a stay bonus to Ms. Johnson and Mr. Landis in an amount not to exceed the greater of $150,000 or 85% of the current base salary, and $125,000 or 83% of the then current base salary, respectively. The entitlement to the stay bonus was conditioned on each executive officer remaining an employee of the Company through December 31, 2000. As an accommodation to the Company, the two executive officers consented to a deferral of the receipt of their stay bonus. The payment of the stay bonuses pursuant to such deferral was deemed to be appropriate. During Fiscal 2001, Ms. Johnson and Mr. Landis each were paid $50,000. During Fiscal 2002, Ms. Johnson was paid $100,000 and Mr. Landis, $50,000. In the most recent fiscal year, Mr. Landis received $15,250 related to this bonus.

LIMITATIONS ON THE DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1.0 million on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. However, certain performance-based compensation as defined by Section 162(m) of the Tax Code is not subject to the deduction limit. The Board of Directors believes that all anticipated compensation in 2003 will satisfy the requirements of Section 162(m) of the Tax Code and, as such, would be deductible for federal income tax purposes. Further, the Company’s Compensation and Stock Option Committee believes that the deductibility of officer compensation in excess of the $1.0 million threshold is not likely to be an issue for the Company to address in the foreseeable future.

PERFORMANCE GRAPH

     The following is a line graph comparing the Company’s total stockholder returns to those of the NASDAQ Health Services Index and a Comparable Company Index (including the Company, PHC, Inc., Magellan Health Services, and Horizon Health Corp.) for each year in the period from June 1, 1998 and ended May 31, 2003. The Company’s Common Stock is traded on the Over The Counter Bulletin Board and, accordingly, the Company has selected the NASDAQ Health Services Index as an appropriate index for this graph. Total return values were calculated based on cumulative total return, assuming the value of the investment in the Company’s Common Stock, and in each index, was $100 and that all dividends were reinvested.

ASSUMES $100 INVESTED ON JUNE 1, 1998
ASSUMES DIVIDENDS REINVESTED
FIVE FISCAL YEARS ENDED MAY 31, 2003

	1998	May 1999	May 2000	May 2001	May 2002	May 2003

Comprehensive Care Corporation	100.00	4.94	2.07	4.44	15.80	27.65
Comparable Company Index	100.00	31.82	11.55	45.41	28.78	9.98
NASDAQ Health Services Index	100.00	85.41	66.75	91.70	105.91	99.95

EXECUTIVE COMPENSATION

     The following provides certain information concerning compensation earned by the Company’s Chief Executive Officer and its other executive officers whose total salary and bonus for Fiscal 2003 exceed $100,000 (together, these persons are sometimes referred to as the “named executives”).

			Annual Compensation					Long-term Compensation

										Long-
								Restricted	Securities	term
								Stock	Underlying	Incentive	All Other
Fiscal						Other Annual		Award(s)	Options/SARS	Payouts	Compensation
Year	Name and Position		Salary ($)	Bonus ($)		Compensation ($)		($)	(#)	($)	($)

2003	Mary Jane Johnson	President(1,2), Chief	175,000	—		6,500	(7)	—	50,000	—	445	(8)
2002	Mary Jane Johnson	Executive Officer(1,2), and	175,000	110,200	(4)	6,500	(7)	—	—	—	937	(8)
2001	Mary Jane Johnson	Director	175,000	50,000	(3)	11,517	(6)	—	50,000	—	1,314	(8)
2003	Robert Landis	Chairman of the Board of	172,981	15,250	(3)	5,700	(10)	—	50,000	—	908	(8)
2002	Robert Landis	Directors(1,2), Chief	175,000	59,945	(5)	6,500	(10)	—	—	—	888	(8)
2001	Robert Landis	Financial Officer(1,2),	175,000	50,000	(3)	3,000	(10)	—	50,000	—	741	(8)
		and Treasurer(1,2)
2003	Thomas Clay	Chief Development	117,692	—		1,800	(11)	—	20,000	—	993	(8)
2002	Thomas Clay	Officer(2)	111,000	2,550	(9)	19,386	(11)	—	10,000	—	611	(8)
2001	Thomas Clay		97,269	—		8,485	(11)	—	—	—	437	(8)
2003	Paul R. McCarthy	Chief Operating Officer(2)	118,154	20,001	(9)	—		—	20,000	—	1,197	(8)
2002	Paul R. McCarthy		—	—		—		—	—	—	—
2001	Paul R. McCarthy		—	—		—		—	—	—	—

(1)	Comprehensive Care Corporation.
(2)	Comprehensive Behavioral Care, Inc., Principal Subsidiary of the Company.
(3)	Represents actual payments made in connection with the stay bonus awards described under “Components of Executive Compensation”.
(4)	Represents $100,000 in actual payments made during Fiscal 2002 in connection with the stay bonus described under “Components of Executive Compensation” plus a non-cash stock bonus valued at $10,200.
(5)	Represents $50,000 in actual payments made during Fiscal 2002 in connection with the stay bonus described under “Components of Executive Compensation” plus a non-cash stock bonus valued at $9,945.
(6)	Represents a $2,400 car allowance and $9,117 in moving expenses in accordance to Ms. Johnson’s employment agreement.
(7)	Represents a car allowance in accordance to Ms. Johnson’s employment agreement.
(8)	Represents amounts contributed by the Company to the indicated person’s 401(k) Plan Account.
(9)	Represents a non-cash stock bonus.
(10)	Represents compensation expense for personal use mileage in accordance to Mr. Landis’ employment agreement.
(11)	Represents transitional living expenses paid to Mr. Clay.

     The following tables present information regarding the number of stock options granted during Fiscal 2003 and the number of unexercised options held by the Company’s named executives at May 31, 2003. There were no options exercised by the Company’s named executives during Fiscal 2003. No stock appreciation rights were granted or held by such persons during Fiscal 2002 or Fiscal 2003

Option Grants In the Last Fiscal Year

	Number of	Percent of Total
	Securities	Options/SARS	Exercise
	Underlying	Granted to	or Base		Grant Date
	Options/SARS	Employees in	Price	Expiration	Present
Name	Granted (#)	Fiscal Year	($/Share)	Date	Value

Mary Jane Johnson	25,000	13.1%	$.51	11/07/12	$0.3771
	25,000	13.1%	$1.40	02/07/13	$1.0351
Robert J. Landis	25,000	13.1%	$.51	11/07/12	$0.3771
	25,000	13.1%	$1.40	02/07/13	$1.0351
Thomas Clay	10,000	5.2%	$.51	11/07/12	$0.3771
	10,000	5.2%	$1.95	02/26/13	$1.4417
Paul R. McCarthy *	10,000	5.2%	$.51	11/07/12	$0.3771
	10,000	5.2%	$1.95	02/26/13	$1.4417

*Rejoined the Company effective May 28, 2002.

     The present value as of the date of grant, calculated using the Black-Scholes method is based on assumptions about future interest rates, stock price volatility and dividend yield. There is no assurance that these assumptions will prove to be true in the future. The actual value, if any, that may be realized by each individual will depend upon the market price of the Common Stock on the date of exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND AGGREGATED FISCAL YEAR-END OPTION VALUE

			Number of Securities	Value of
			Underlying	Unexercised In-
			Unexercised	the-money
			Options/SARs at FY	Options/SARs at
	Shares	Value	End (#)	FY End ($)
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise (#)	($)	Unexercisable	Unexercisable(1)

Mary Jane Johnson	—	—	232,500/37,500	$514,018/$63,625
Robert J. Landis	—	—	278,125/37,500	$514,018/$63,625
Thomas Clay	—	—	32,500/15,000	$67,260/$19,950
Paul R. McCarthy(2)	—	—	5,000/15,000	$11,450/$19,950

(1) Calculated on the basis of the closing sale price per share for the Company’s Common Stock on the Over The Counter Bulletin Board of $2.80 on May 30, 2003. Value was calculated on the basis of the difference between the option price and $2.80 multiplied by the number of shares of Common Stock underlying the respective options.
(2)Rejoined the Company effective May 28, 2002.

EMPLOYMENT AGREEMENTS WITH EXECUTIVES

     On February 7, 2003, following approval by the Compensation and Stock Option Committee, the Company entered into a new employment agreement with Mary Jane Johnson, superceding the previous agreement entered into in July of 1999. The new agreement commenced February 1, 2003, terminates May 31, 2006 and is subject to two 18-month extensions. Ms. Johnson’s employment agreement provides for her salary to increase from $175,000 to $205,000 per annum beginning June 1, 2003 and includes an annual performance bonus based on the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”). Such annual performance bonus shall be equal to the greater of 2 1/2% of the Company’s EBITDA, or $25,000. Ms. Johnson is provided an auto allowance of $250 biweekly as well as a policy of life insurance. In addition, the Company pays for a portion of Ms. Johnson’s health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Ms. Johnson’s employment agreement provides that in the event of a change in control of the Company, or in the case of termination without cause, Ms. Johnson will be paid a severance benefit equal to twenty four (24) months base salary, together with her performance bonus. Ms. Johnson is additionally eligible to receive a special transaction bonus should the Company merge with or into another entity in which the Company is not the surviving entity, or if the Company sells all or substantially all of its assets and the special transaction is $5.0 million or greater. The special transaction bonus shall be an amount equal to 1% of the special transaction value in excess of $5.0 million. Effective with the 2003 Annual Meeting of Stockholders and annually coincident with such meetings, Ms. Johnson will be granted options to purchase 25,000 shares of the Company’s common stock. The options will bear an exercise price of the fair market value of the Company’s stock on the date of grant and will vest within one year of such date. Ms. Johnson’s employment agreement may be terminated by either party in accordance with its terms, which require written notification to the other party at least six months prior to the initial termination date or renewal termination date.

     On February 7, 2003, following approval by the Compensation and Stock Option Committee, the Company entered into a new employment agreement with Robert J. Landis, superceding a predecessor agreement dated September 14, 1998. The new agreement commenced February 1, 2003, terminates May 31, 2006 and is subject to two 18-month extensions. Mr. Landis’ employment agreement provides for his salary to increase from $175,000 to $185,000 per annum beginning June 1, 2003 and includes an annual performance bonus based on the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”). Such annual performance bonus shall be equal to the greater of 2 1/2% of the Company’s EBITDA, or $20,000. In addition, the Company pays for a portion of Mr. Landis’ health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Mr. Landis is also provided with a policy of life insurance and a $250 biweekly auto allowance. Mr. Landis’ employment agreement provides that in the event of a change in control of the Company or in the case of termination without cause, Mr. Landis will be paid a severance benefit equal to twenty four (24) months base salary, together with his performance bonus. Mr. Landis is additionally eligible to receive a special transaction bonus should the Company merge with or into another entity in which the Company is not the surviving entity, or if the Company sells all or substantially all of its assets and the special transaction is $5.0 million or greater. The special transaction bonus shall be an amount equal to 1% of the special transaction value in excess of $5.0 million. Effective with the 2003 Annual Meeting of Stockholders and annually coincident with such meetings, Mr. Landis will be granted options to purchase 25,000 shares of the Company’s common stock. The options will bear an exercise price of the fair market value of the Company’s stock on the date of grant and will vest within one year of such date. Mr. Landis’ employment agreement may be terminated by either party in accordance with its terms, which require written notification to the other party at least six months prior to the initial termination date or renewal termination date.

     On June 3, 2002, the Company entered into an employment agreement with Thomas Clay. Mr. Clay’s employment agreement provides for a salary at the rate of $120,000 per annum and includes a performance-based bonus not to exceed $20,000 per annum, which will be based 20% on individual performance and 80% on the Company’s financial performance against set criteria. Mr. Clay is provided with a policy of life insurance and the Company pays for a portion of Mr. Clay’s health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Mr. Clay’s employment agreement provides that, in the event of a change in control of the Company as defined, Mr. Clay will be paid a severance benefit equal to six (6) months base salary or, in the case of termination without cause, Mr. Clay will be paid a severance benefit equal to three (3) months base salary. Mr. Clay’s employment agreement continues unless terminated by either party in accordance with the terms of the employment agreement.

     On June 3, 2002, the Company entered into an employment agreement with Paul R. McCarthy, Ph.D. Dr. McCarthy’s employment agreement provides for a salary at the rate of $120,000 per annum and includes a performance-based bonus not to exceed $20,000 per annum, which will be based 20% on individual performance and 80% on the Company’s financial performance against set criteria. Dr. McCarthy is provided with a policy of life insurance and the Company pays for a portion of Dr. McCarthy’s health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Dr. McCarthy’s employment agreement provides that, in the event of a change in control of the Company as defined, Dr. McCarthy will be paid a severance benefit equal to six (6) months base salary or, in the case of termination without cause, Dr. McCarthy will be paid a severance benefit equal to three (3) months base salary. Dr. McCarthy’s employment agreement continues unless terminated by either party in accordance with the terms of the employment agreement.

     Effective July 2, 1999, the Board awarded stay bonuses to Ms. Johnson and Mr. Landis in amounts not to exceed the greater of: $150,000 or 85% of the current base salary, and $125,000 or 83% of the current base salary, respectively, not payable unless each remained employed by the Company through December 31, 2000. Effective January 1, 2001, Ms. Johnson and Mr. Landis each were entitled to receive $150,000 and $145,250, respectively, in connection with these stay bonus awards. As an accommodation to the Company, the two executive officers consented to a deferral of the receipt of their stay bonus. During Fiscal 2001, Ms. Johnson and Mr. Landis each were paid $50,000. During Fiscal 2002, Ms. Johnson was paid $100,000 and Mr. Landis, $50,000. In the fiscal year ended May 31, 2003, Mr. Landis received $15,250 related to this bonus.

     Effective July 6, 2001, a restricted stock grant of 20,000 shares, 19,500 shares, and 5,000 shares of the Company’s Common Stock was made to Ms. Johnson, Mr. Landis, and Mr. Clay, respectively, and was included in Fiscal 2002 executive compensation. Such shares were valued at $0.51 per share, representing the fair market value of the Company’s Common Stock on July 6, 2001. During Fiscal 2003, Dr. McCarthy was awarded two restricted stock grants for a total of 20,001 shares of the Company’s Common Stock to be included in Fiscal 2003 executive compensation. The initial award was for 6,667 shares, valued at $1.50 per share, representing the fair market value of the Company’s Common Stock on June 3, 2002. The second award to Dr. McCarthy was for 13,334 shares, valued at $0.75 per share, representing the fair market value of the Company’s Common Stock on September 5, 2002.

STOCK OPTION PLANS

     The Company currently has two active incentive plans, the 1995 Incentive Plan and the 2002 Incentive Plan (“Plans”), that provide for the granting of stock options, stock appreciation rights, limited stock appreciation rights, and restricted stock grants to eligible employees and consultants to the Company. Grants issued under the Plans may qualify as Incentive Stock Options (“ISOs”) under Section 422A of the Internal Revenue Code. Options for ISOs may be granted for terms of up to ten years and are generally exercisable in cumulative increments of 50% each six months. Options for Non-statutory Stock Options (“NSOs”) may be granted for terms of up to 13 years. The exercise price for ISOs must equal or exceed the fair market value of the shares on the date of grant, and 65% in the case of other options. The Plans also provide for the full vesting of all outstanding options under certain change of control events. The maximum number of shares authorized for issuance is 500,000 under the 2002 Incentive Plan and 1,000,000 under the 1995 Incentive Plan. As of May 31, 2003, there were 315,500 options available for grant and there were 184,500 options outstanding, of which 49,750 options were exercisable, under the 2002 Incentive Plan. Additionally, as of May 31, 2003, there were 400 options available for grant and there were 867,225 options outstanding, of which 864,225 options were exercisable, under the 1995 Incentive Plan.

NON-EMPLOYEE DIRECTOR PLAN

     The Company has a non-qualified stock option plan for its outside directors (the “Directors’ Plan”). Under such plan, each non-employee director is automatically granted an option to purchase 10,000 shares upon joining the Board (the “Initial Grant”) and options to purchase 5,000 shares on each anniversary of the initial date of service or date of approval, as the case may be (the “Annual Grant”). In addition to the Initial Grant and the Annual Grant, the Director Plan provides that there shall be granted and awarded one or more options contemporaneous with each Annual Grant, as follows: (i) options to purchase 3,333 shares of Common Stock to the individual occupying the position of Vice Chairman of the Board, (ii) options to purchase 8,333 shares of Common Stock to each chairman of each committee of the Board, and (iii) options to purchase 2,500 shares of Common Stock to each non-employee director who serves on a committee of the Board (other than the chairman of the committee). Each non-qualified stock option is exercisable at a price equal to the Common Stock’s fair market value as of the date of grant. Initial grants vest annually in 25% increments beginning on the first anniversary of the date of grant, provided the individual is still a director on those dates. Annual grants will become 100% vested as of the first Annual Meeting of the Company’s stockholders following the date of grant, provided the individual is still a director as of that date. An optionee who ceases to be a director shall forfeit that portion of the option attributable to such vesting dates on or after the date he or she ceases to be a director. The maximum number of shares authorized for issuance under the Directors’ Plan is 250,000. As of May 31, 2003, there were 128,335 options available for grant and there were 57,499 options outstanding, of which 10,333 options were exercisable, under the Directors’ Plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes share and exercise price information with respect to the Company’s equity compensation plans (including individual compensation arrangements) under which equity securities of Comprehensive Care Corporation are authorized for issuance as of May 31, 2003:

	(a)	(b)	(c)

Plan category	Number of securities to	Weighted-average	Number of securities remaining
	be issued upon exercise	exercise price of	available for future issuance
	of outstanding options,	outstanding options,	under equity compensation
	warrants and rights	warrants and rights	plans (excluding securities
			reflected in column (a))
Equity compensation plans approved by shareholders	1,109,224	$0.88	444,235
Equity compensation plans not approved by shareholders*	92,500	3.48	—

Total	1,201,724	$1.08	444,235

*Consists of warrants to purchase common stock of the Company issued to three consultants, in lieu of cash compensation, for services provided to the Company.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     In connection with the Company’s indemnification program for executive officers and directors, Ms. Johnson, Mr. Landis, Mr. Clay, and Dr. McCarthy as well as seven current, key management employees, directors, or subsidiary directors, nine former directors, and ten former executive officers, are entitled to indemnification and are beneficiaries of the officers and directors indemnification trust (as defined below).

     Upon written demand for payment by the person designated in the Trust Agreement as Beneficiary Representative accompanied by a “Notice of Qualification” (as defined below), the Trustee shall pay the person designated in the Trust Agreement (“Underwriter”) to administer the payments to the accounts of Indemnitees an amount not greater than the balance, if any, of the specified bookkeeping account (“Account”) recorded by the Trustee for each Indemnitee. A “Notice of Qualification” is a written statement by the Beneficiary Representative which (i) states the date and action on which the policyholder is obligated to Indemnitee(s) under the terms of the Indemnification Agreement, (ii) certifies that, pursuant to the terms of the Indemnification Agreement, the Indemnitees are entitled to payment thereunder as a result of the investigation, claim, action, suit or proceeding, and (iii) states the amount of the payment to which the Underwriter is entitled. Upon the receipt of a demand, the Trustee shall promptly inform the Company of such receipt, by courier delivery to the Company, of written notice thereof. Subject to any contrary order issued by a court of competent jurisdiction, a payment made pursuant to this Section may be made without the approval or direction of the Company, and shall be made despite any direction to the contrary by the Company. Prior to the time amounts are to be paid to the Underwriter or his designee from the Trust Fund as described above, Indemnitees have no preferred claim or beneficial ownership interest in trust funds, and their rights are merely unsecured contractual rights.

     The Company considers it desirable to provide each Indemnitee with specified assurances that the Company can and will honor the Company’s obligations under the Indemnification Agreements, including a policy of insurance to provide for directors and officers liability coverage.

CERTAIN TRANSACTIONS

     For information relating to Employment Agreements with executive officers, stock options, stay bonuses, stock grants, and other compensation, see “Components of Executive Compensation” and “Employment Agreements with Executive Officers.”

INDEPENDENT AUDITORS

     Eisner LLP (“Eisner”) has performed the audits of the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended May 31, 2003, 2002, 2001, 2000 and 1999. Shareholders are not being asked to vote on the selection of independent auditors for Fiscal 2004, as such shareholder approval is not required.

     The Company expects that a representative of Eisner will be available at the meeting, have the opportunity to make a statement if he or she so desires, and be available to respond to appropriate questions.

Audit and Related Fees

     The aggregate fees billed by Eisner for professional services rendered in connection with the audit of the Company’s annual financial statements for the year ended May 31, 2003 and for the reviews during Fiscal 2003 of the financial statements included in the Company’s quarterly reports on Form 10-Q were $152,500.

     The Company did not engage Eisner to provide professional services to the Company regarding information systems design and implementation during the fiscal year ended May 31, 2003.

     The aggregate fees billed by Eisner during Fiscal 2003 for services other than audit related services were $67,133. Such fees were primarily for tax-consulting services related to the then pending Internal Revenue Service claim, which was successfully settled in Fiscal 2003.

     The Audit Committee does not believe the provision of non-audit services by the independent accountant impairs the ability of such accountant to maintain independence with regard to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with all copies of all Section 16(a) forms they file. The Company believes that during 2003 through the date of this Proxy Statement, its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

ANNUAL REPORT

     The 2003 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended May 31, 2003 and the Company’s annual report on Form 10-K (without exhibits thereto), has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to the Secretary of the Company, 200 South Hoover Boulevard, Suite 200, Tampa, Florida 33609.

OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the 2003 Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the accompanying form of proxy will vote or refrain from voting thereon in accordance with their judgment pursuant to the discretionary authority given them in the proxy.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2004 Annual Meeting, stockholder proposals must be received by the Company no later than July 1, 2004, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. Therefore, to be presented at the Company’s 2004 Annual Meeting, such a proposal must be received by the Company on or after October 25, 2004 but no later than November 24, 2004.

     All notices of proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to the attention of the Secretary of the Company at 200 South Hoover Boulevard, Suite 200, Tampa, Florida 33609. Any such notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (b) the name and address, as they appear on the books of the Company, of the stockholder proposing such business, (c) the class and number of shares of stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Any stockholder’s notice related to a nomination to elect an individual to serve as a director, shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for reelection of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) ; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of the Corporation, of such stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination, which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

General

     The Board of Directors does not currently know of any other matters to be presented at the 2003 Annual Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

By Order of the Board of Directors,

Cathy J. Welch
Secretary

December 19, 2003

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
COMPREHENSIVE CARE CORPORATION
AUTHORITY AND PURPOSE

     The Audit Committee of Comprehensive Care Corporation (the “Corporation”) is appointed by the Corporation’s Board of Directors (the “Board”) to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. The Audit Committee (the “Committee”) shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and applicable law.

STATEMENT OF POLICY

     The Committee shall oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the Over The Counter Bulletin Board (“OTCBB”) applicable to OTCBB listed issuers. The Committee shall have all authority necessary or desirable for it to comply with the Sarbanes-Oxley Act of 2002 and all applicable Securities and Exchange Commission rules and regulations.

COMMITTEE STRUCTURE AND MEMBERSHIP

     The Committee shall be comprised of two or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board. The Committee shall meet at least four times each fiscal year. The Committee shall meet in separate executive sessions with the Corporation’s Chief Executive Officer and Chief Financial Officer and the Corporation’s independent auditors.

     Each member of the Committee shall be an independent director. For purposes hereof, in order to be an “independent director,” a Committee Member shall not:

1.	accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, or otherwise be an affiliated person of the Corporation or any subsidiary of the Corporation[1], and

2.	have any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

     Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the SEC and OTCBB. In addition, at least one member of the Committee shall be an audit committee financial expert, as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission; provided, however, the requirement of the Committee of having a financial expert may be waived or suspended by the Board.

     The Committee shall take all steps necessary to ensure compliance with existing SEC and OTCBB rules and, as new rules are adopted, the Committee will ensure compliance when they are adopted.

POWERS

     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The fees and expenses of such independent counsel and other advisers engaged by the Committee shall be paid promptly by the Corporation after such fees have been approved by the Committee. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to ensure that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditors. The Board and the Committee are in place to represent the Corporation’s stockholders. Accordingly, the independent auditors are ultimately accountable to the Board and the Committee.

RESPONSIBILITIES

     The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation’s stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

     In meeting its responsibilities, the Committee is expected to:

1.	Annually review and reassess the adequacy of this Charter and its compliance with the Audit Committee requirements established by the Securities and Exchange Commission and OTCBB listed issuers.

2.	With respect to the Corporation’s independent auditors:

a.	The Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Corporation’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee. The Committee shall pre-approve all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation and the fees relating to the provision of all such services, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors are ultimately accountable to the Board and to the Committee as representatives of the Corporation’s stockholders.

b.	Review the independence of the independent auditors so that such independence is in compliance with all applicable law and rules of the SEC and OTCBB. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with all applicable rules and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the independent auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

3.	Periodically review with management the possible need for an internal audit department and if it is determined that such a department is needed, review and concur with management on the scope and responsibilities of an internal audit department and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director.

4.	Review and discuss with management and the independent auditors, before release, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Corporation’s Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

5.	Review and discuss with management and the independent auditors, before release, the unaudited financial statements and the Management’s Discussion and Analysis proposed to be included in each Form 10-Q to be filed by the Corporation with the Securities and Exchange Commission.

6.	In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual audit and such other times as the Committee may deem appropriate:

a.	The Corporation’s annual financial statements and related notes.

b.	The independent auditors’ audit of the financial statements and their report thereon.

c.	The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management. d. Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

e.	The adequacy and effectiveness of the Corporation’s accounting and internal accounting controls.

7.	Periodically and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the independent auditors, the internal audit department, if any, and/or management, to consider and review the following:

a.	Any significant changes required in the independent auditors’ audit plan.

b.	Any difficulties or disputes with management encountered during the course of the audit.

c.	The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Corporation’s financial statements.

d.	Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

e.	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

8.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

9	Review and approve or disapprove any transaction or arrangement that may present a material conflict of interest between a member of management or the Board and the Corporation.

10	Prepare a report in the Corporation’s proxy statement in accordance with SEC requirements.

COMPREHENSIVE CARE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 23, 2004

     The undersigned hereby appoints Mary Jane Johnson and Cathy J. Welch, or either of them, proxies, with power of substitution, to vote the shares of common stock of Comprehensive Care Corporation, which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders on January 23, 2004, and any adjournment thereof, as follows:

1.    PROPOSAL: Election of Director:

☐	FOR the election as a director the following:
Class I: Nominee for a 3-year term expiring in the year 2006:
Mary Jane Johnson

☐	WITHHOLD AUTHORITY to elect the nominee listed above.

     THIS PROXY, PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE 2003 ANNUAL MEETING.

Dated:

Signature

Signature (if held jointly)

Title or authority (if applicable)

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.